Computer Software	12 Months Ended
Dec. 31, 2014
Research and Development [Abstract]
Computer Software
Computer Software

Computer software as of December 31, 2014 and 2013 consists of the following (in millions):

	2014	2013
Software from business acquisitions	$519.2	$535.6
Capitalized software development costs	953.1	847.6
Purchased software	120.3	174.3
Computer software	1,592.6	1,557.5
Accumulated amortization	(699.2)	(701.0)
Computer software, net of accumulated amortization	$893.4	$856.5

Amortization expense for computer software was $209.7 million, $195.8 million and $195.5 million for the years ended December 31, 2014, 2013 and 2012, respectively. Included in discontinued operations in the Consolidated Statements of Earnings was amortization expense on computer software of $3.1 million for the year ended December 31, 2012. There was no amortization expense in discontinued operations for 2014 and 2013.